PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 4 – PROPERTY AND EQUIPMENT, NET

	December 31,
	2023	2022

Computers	30,471	30,471
Furniture and office equipment	21,417	21,417
Machines	213,677	213,677
Vehicles	29,418	85,149
Total cost	294,983	350,714
Less - accumulated depreciation	(228,402)	(252,800)
Total property and equipment, net	66,581	97,914

For the years ended December 31, 2023 and 2022, depreciation expenses were $20,838 and $54,719 respectively. Additional property and equipment in an amount of $51,689 were purchased for the year ended December 31 2022 (No property and equipment were purchased in 2023). During 2023, the Company sold property and equipment with a cost of $55,731 and with accumulated depreciation in the amount of $45,236.